UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 2, 2010

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2010, the shareholders of First Federal Bancshares of Arkansas, Inc. (the “Company”) approved a proposal to amend the Company’s Articles of Incorporation (“Articles of Incorporation”) to increase the number of authorized shares of common stock from 20,000,000 to 30,000,000 (the “Share Increase”).  On May 28, 2010, the Company filed the Certificate of Amendment reflecting the Share Increase with the Secretary of State of the State of Texas.  The Certificate of Amendment is attached hereto as Exhibit 3.1, and, to the extent necessary for compliance with the disclosure requirements of Item 5.03 of this Current Report on Form 8-K, is incorporated herein by reference.

Item 5.07.                            Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of First Federal Bancshares of Arkansas, Inc. was held on May 26, 2010.  The following items of business were presented to the shareholders:

1.               The two directors were elected as proposed in the Proxy Statement dated April 30, 2010, under the caption “Election of Directors” with votes cast as follows:

	Total Votes for Each Director	Total Votes withheld for Each Director	Total Broker Non-Votes For Each Director
Larry J. Brandt	2,666,338	83,950	1,415,757
Frank Conner	2,708,779	41,509	1,415,757

2.               The amendment to the Company’s Articles of Incorporation was approved as proposed in the Proxy Statement dated April 30, 2010, under the caption “Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 20,000,000 to 30,000,000 Shares” with votes cast as follows:  3,719,892 votes for, 435,579 votes against, 10,574 votes abstaining and no broker non-votes.

3.               The Audit Committee’s selection and appointment of the accounting firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010 was ratified as proposed in the Proxy Statement dated April 30, 2010, under the caption “Ratification of Appointment of Auditors” with votes cast as follows:  4,097,815 votes for, 43,427 votes against, 24,803 votes abstaining and no broker non-votes.

4.               The Company’s executive compensation was approved as proposed in the Proxy Statement dated April 30, 2010, under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows:  3,673,706 votes for, 457,558 votes against, 34,781 votes abstaining and no broker non-votes.

Item 9.01                               Financial Statements and Exhibits

(a)                      Not applicable.

(b)                     Not applicable.

(c)                      Not applicable.

(d)                                 The following exhibit is included with this Report:

Exhibit No.	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF
ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	Chief Executive Officer

Date:  June 1, 2010